Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Crown Americas 144a


Date Purchased:			11/8/05


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		350


Total Principal Purchased
by the Portfolio *:		$350,000


% of Offering Purchased
by the Portfolio:		0.06%


Broker:				Citigroup

Member:				Co-Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Avago Technologies FIN


Date Purchased:			11/21/05


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		325


Total Principal Purchased
by the Portfolio *:		$325,000


% of Offering Purchased
by the Portfolio:		0.04000%


Broker:				Lehman Brothers Inc.


Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Tronox Worldwide/Finance


Date Purchased:			11/21/05


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		325


Total Principal Purchased
by the Portfolio *:		$325,000


% of Offering Purchased
by the Portfolio:		0.090%


Broker:				Lehman Brothers Inc.


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Omnicare Inc.


Date Purchased:			12/12/05


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		275


Total Principal Purchased
by the Portfolio *:		$275,000


% of Offering Purchased
by the Portfolio:		0.050%


Broker:				Lehman Brothers


Member:				Co-Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Mirant North America LLC 144a


Date Purchased:			12/20/05


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		475


Total Principal Purchased
by the Portfolio *:		$475,000


% of Offering Purchased
by the Portfolio:		0.060%


Broker:				JP Morgan Chase

Member:				Co-Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Amerigas Part/Eagle FIN


Date Purchased:			1/10/06


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		400


Total Principal Purchased
by the Portfolio *:		$400,000


% of Offering Purchased
by the Portfolio:		0.110%


Broker:				Citigroup Global Markets

Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Sierra Pacific Resources


Date Purchased:			1/10/2006


Price Per Share:		$99.74


Shares Purchased
by the Portfolio *:		655


Total Principal Purchased
by the Portfolio *:		$653,303.55


% of Offering Purchased
by the Portfolio:		0.310%


Broker:				Merrill Lynch, Pierce Fenner and Smith


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Westlake Chemicals


Date Purchased:			1/10/2006


Price Per Share:		$99.67


Shares Purchased
by the Portfolio *:		325


Total Principal Purchased
by the Portfolio *:		$323,940.50


% of Offering Purchased
by the Portfolio:		0.13000%


Broker:				Deutche Banc Alex. T. Brown Inc.


Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			R.H.Donnelley Corp. 144a *A1*


Date Purchased:			1/13/06


Price Per Share:		$90.98


Shares Purchased
by the Portfolio *:		300


Total Principal Purchased
by the Portfolio *:		$272,943


% of Offering Purchased
by the Portfolio:		0.08219%


Broker:				J P Morgan

Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			CRC Health Corp. Bond


Date Purchased:			1/25/06


Price Per Share:		$98.51


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$492,555


% of Offering Purchased
by the Portfolio:		0.25000%


Broker:				J P Morgan

Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Quicksilver Resources In


Date Purchased:			3/13/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		150


Total Principal Purchased
by the Portfolio *:		$150,000


% of Offering Purchased
by the Portfolio:		0.040%


Broker:				J P Morgan


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Dynegy Holdings Inc.


Date Purchased:			3/29/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		225


Total Principal Purchased
by the Portfolio *:		$225,000


% of Offering Purchased
by the Portfolio:		0.03000%


Broker:				Citigroup Global Markets


Member:				Joint Lead Manager-books



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Avis Budget Car Rental 144a


Date Purchased:			4/11/06


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		175


Total Principal Purchased
by the Portfolio *:		$175,000


% of Offering Purchased
by the Portfolio:		0.070%


Broker:				J P Morgan

Member:				Co-Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Avis Budget Car Rental 144a


Date Purchased:			4/11/06


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		200


Total Principal Purchased
by the Portfolio *:		$200,000


% of Offering Purchased
by the Portfolio:		0.050%


Broker:				J P Morgan

Member:				Co-Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Chemtura Corp

Date Purchased:			4/19/06


Price Per Share:		$99.45


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$497,260


% of Offering Purchased
by the Portfolio:		0.10000%


Broker:				Citigroup Global Markets

Member:				Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Nordic Tel Co Hldgs 144a


Date Purchased:			4/26/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		350


Total Principal Purchased
by the Portfolio *:		$350,000


% of Offering Purchased
by the Portfolio:		0.050%


Broker:				Deutche Banc Alex. T. Brown Inc.


Member:				Joint Lead Manager-books



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Education Management LLC 144a


Date Purchased:			5/19/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		125


Total Principal Purchased
by the Portfolio *:		$125,000


% of Offering Purchased
by the Portfolio:		0.030%


Broker:				Bank of Amer Secs LLC


Member:				Joint Lead Manager-books


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Education Management LLC 144a


Date Purchased:			5/19/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		114


Total Principal Purchased
by the Portfolio *:		$114,000


% of Offering Purchased
by the Portfolio:		0.030%


Broker:				Bank of Amer Secs LLC


Member:				Joint Lead Manager-books


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Interline Brands


Date Purchased:			6/9/06


Price Per Share:		$99.28


Shares Purchased
by the Portfolio *:		400


Total Principal Purchased
by the Portfolio *:		$397,132


% of Offering Purchased
by the Portfolio:		0.20%


Broker:				Lehman Brothers Inc. F.I. Corporates


Member:				Co-Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Jacobs Entertainment


Date Purchased:			6/9/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		275


Total Principal Purchased
by the Portfolio *:		$275,000


% of Offering Purchased
by the Portfolio:		0.130%


Broker:				CIBC World Markets Corp


Member:				Joint Lead manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Intelsat Bermuda LTD


Date Purchased:			6/19/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		350


Total Principal Purchased
by the Portfolio *:		$350,000


% of Offering Purchased
by the Portfolio:		0.030%


Broker:				Deutsche Banc Alex T. Brown Inc.


Member:				Joint Lead manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Transdigm Inc. 144A


Date Purchased:			6/20/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		425


Total Principal Purchased
by the Portfolio *:		$425,000


% of Offering Purchased
by the Portfolio:		0.15%


Broker:				Bank of Amer Secs LLC


Member:				Joint Lead manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Nortel Networks Limited


Date Purchased:			6/29/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		150


Total Principal Purchased
by the Portfolio *:		$150,000


% of Offering Purchased
by the Portfolio:		0.020%


Broker:				J P Morgan Chase Manhattan Bank


Member:				Co-Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			RBS Global & Rexnord Cor Corp


Date Purchased:			7/14/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		300


Total Principal Purchased
by the Portfolio *:		$300,000


% of Offering Purchased
by the Portfolio:		0.060%


Broker:				Merrill Lynch, Pierce Fenner and Smith


Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Verso paper Holdings LLC/IN


Date Purchased:			7/14/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		440


Total Principal Purchased
by the Portfolio *:		$440,000


% of Offering Purchased
by the Portfolio:		0.130%


Broker:				Lehman Brothers Inc. F.I. Corporates


Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Qwest Corp


Date Purchased:			8/3/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		75


Total Principal Purchased
by the Portfolio *:		$75,000


% of Offering Purchased
by the Portfolio:		0.010%


Broker:				Deutsche Banc Alex T. Brown Inc.


Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			TDS Investor Corp


Date Purchased:			8/11/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		700


Total Principal Purchased
by the Portfolio *:		$700,000


% of Offering Purchased
by the Portfolio:		0.160%


Broker:				Lehman Brothers Inc. F.I. Corporates


Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Berry Plastics Holding Co 144A


Date Purchased:			8/15/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		130


Total Principal Purchased
by the Portfolio *:		$130,000


% of Offering Purchased
by the Portfolio:		0.020%


Broker:				Deutsche Banc Alex T. Brown Inc.


Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Buffets Inc.


Date Purchased:			10/19/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		200


Total Principal Purchased
by the Portfolio *:		$200,000


% of Offering Purchased
by the Portfolio:		0.070%


Broker:				UBS Warburg Dillon-Pane Webb


Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Level 3 Communications


Date Purchased:			10/25/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		250


Total Principal Purchased
by the Portfolio *:		$250,000


% of Offering Purchased
by the Portfolio:		0.040%


Broker:				Merrill Lynch, Pierce Fenner and Smith


Member:				Co-Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Michaels Stores


Date Purchased:			10/25/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		70


Total Principal Purchased
by the Portfolio *:		$70,000


% of Offering Purchased
by the Portfolio:		0.010%


Broker:				Deutsche Banc Alex T. Brown Inc.


Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse High Income Fund


Security:			Michaels Stores


Date Purchased:			10/25/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		205


Total Principal Purchased
by the Portfolio *:		$205,000


% of Offering Purchased
by the Portfolio:		0.050%


Broker:				Deutsche Banc Alex T. Brown Inc.


Member:				Joint Lead Manager